Exhibit 10.3

Space Above Line Reserved For Recorder’s Use

1.	Title of Document:	Assignment of Leases and Rents

2.	Date of Document:	May 15, 2026

3.	Grantor:	VirTra, Inc.

4.	Lender:	UMB Bank, n.a.

5.	Statutory Mailing Addresses:

Grantor:	295 E. Corporate Place

Chandler, AZ 85225

Lender:	1010 Grand Boulevard
Kansas City, MO 64106

6.	Legal description:	Legal description of the property is set out on page 1.

7.	Reference(s) to Book(s) and Pages:	N/A

ASSIGNMENT OF LEASES AND RENTS

This ASSIGNMENT OF LEASES AND RENTS (“Assignment”), dated as of May 15, 2025, is made by VirTra, Inc., a Nevada for profit corporation (“Borrower”), having a mailing address of 295 E. Corporate Place , Chandler, AZ 85225, for the benefit of UMB Bank, n.a. (“Lender”), having a mailing address of 1010 Grand Banking Center, 1010 Grand Boulevard, Kansas City, MO 64106. The following recitals are made a material part of this Assignment.

RECITALS:

A.    Lender has agreed to make a certain loan to Borrower, and Borrower’s obligation to repay such loan (the “Indebtedness”) is evidenced by that certain Promissory Note, including any amendments, modifications, extensions or renewals thereof, in the principal amount of $4,000,000.00, made payable by Borrower to the order of Lender and dated as of the date of this Assignment (the “Note”). The Loan Agreement and the Note are secured in part by that certain Mortgage and Assignment of Leases and Rents (the “Mortgage”), DATED as of the date of this Assignment, covering certain property (the “Real Property”) located in Orange County, State of Florida:

The Land is described as follows:

The Eastern two (2) acres of Lot 2, Block 22, Central Florida Research Park, Section IV, according to the plat thereof as recorded In Plat Book 28, Page 65, of the Public Records of Orange County, Florida.

Being more particularly described as follows: Begin at the Southeast corner of Lot 2, Block 22, Central Florida Research Park, Section IV; thence N 00°15’30” W along the East line of said Lot 2 for 488.32 feet to the Northeast corner of said Lot 2; thence S 89°39’51” W along the North line of said Lot 2 for 192.41 feet; thence departing said North line S 00°15’30” E for 416.49 feet to a point of intersection on the North Right-of-Way line of Challenger Parkway, as recorded in the aforementioned Plat Book 28, Page 65, said point being on a curve concave Northerly having a radius of 1900.00 feet, through a central angle of 00°49’59”; thence Southerly along said curve for 27.62 feet; thence S 69°28’56” E along the aforementioned North Right-of-Way line for 142.37 feet to a point of curvature of a curve concave Northerly having a radius of 547.00 feet, through a central angle of 03°41’57”; thence Southeasterly along said curve 35.32 feet to the Point of Beginning.

The Real Property or its address is commonly known as 12301 & 12361 Challenger Parkway, Orlando, FL 32826.

B.    The Indebtedness and all other obligations of Borrower under this Assignment, the Loan Agreement, the Note, the Mortgage, the other Loan Documents and any other document or agreement evidencing, securing and/or guaranteeing repayment of the Indebtedness (collectively, the “Obligations”) are to be secured by this Assignment.

NOW, THEREFORE, in consideration of the loan agreed to be made by Lender to Grantor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby assign, transfer and set over to the Lender the right to receive and collect the rents, security deposits, escrows, income, proceeds, earnings, royalties, revenues, issues and profits payable under any lease of any portion of the Property, (collectively, the “Leases” or each, a “Lease”) and the rights to enforce, at law or in equity, all provisions and options thereof (collectively, the “Rents”) and the right to apply the same to the payment and performance of the Obligations.

ASSIGNMENT OF LEASES AND RENTS

To protect and further the security of this Assignment, Borrower agrees as follows:

1.    Agreements Regarding Leases. Borrower agrees, represents and warrants unto Lender as follows:

(a)    Borrower is the sole owner of the entire interest of the landlord in the Leases; without Lender’s prior written consent, Borrower will not transfer, sell, assign, pledge, encumber or grant a security interest in any of the Leases;

(b)    Borrower shall not hereafter permit any Lease to become subordinate to any lien other than the lien of the Mortgage and any liens to which the Mortgage is now, or may pursuant to its terms become, subordinate; and

(c)    Borrower shall perform all of its covenants and agreements under the Leases.

Any amounts received by Borrower or its agents for performance of any actions prohibited by the terms of this Assignment and any amounts received by Borrower as rents, income, issues or profits from the Real Property from and after the date of any Event of Default under any of the Loan Documents, which Event of Default shall not have been cured within the time periods, if any, expressly established therefor, shall be held by Borrower as trustee for Lender and all such amounts shall be accounted for to Lender and shall not be commingled with other funds of Borrower. Any person acquiring or receiving all or any portion of such trust funds shall acquire or receive the same in trust for Lender as if such person had actual or constructive notice that such funds were impressed with a trust in accordance herewith; by way of example and not of limitation, such notice may be given by an instrument recorded with the Recorder of Deeds of the county in which the Real Property is located stating that Borrower has received or will receive such amounts in trust for Lender.

2.    Waiver of Liability. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession” in the absence of the taking of actual possession of the Real Property by Lender pursuant to the provisions hereinafter contained. In the exercise of the powers granted by the Mortgage, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

3.    Further Assurances and Assignments. Borrower further agrees to execute and deliver immediately upon the request of Lender, all such further assurances and assignments concerning the Leases or the Real Property as Lender shall from time to time reasonably require.

4.    Exercise of Remedies. Upon the occurrence of an Event of Default, as defined in the Loan Agreement, the Note, the Mortgage or the other Loan Documents (in each instance after applicable grace periods have expired) and upon demand of Lender, Borrower agrees to surrender to Lender and Lender shall be entitled to take actual possession of the Real Property or any part thereof personally, or by its agents or attorneys, and Lender in its discretion may, with or without force or notice and with or without process of law, enter upon and take and maintain possession of all or any part of the Real Property, together with all the documents, books, records, papers and accounts of Borrower or the then owner of the Real Property relating thereto, and may exclude Borrower, its agents, or servants, wholly therefrom and may as attorney in fact of Borrower or agent of Borrower, or in its own name under the powers granted by the Mortgage or herein granted, hold, operate, manage and control the Real Property and conduct the business, if any, thereof either personally or by its agents, with full power to use such measures, legal or equitable, as in its discretion may be deemed proper or necessary to enforce the payment of security of the rents, income, issues and profits of the Real Property, including actions for the recovery of rent, actions in forcible detainer and actions in distress of rent, hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, and with full power to extend, modify, renew, amend, enter into any Lease or sublease, to cancel or terminate any Lease or sublease for any cause or on any ground which would entitle Borrower to cancel the same, to elect to disaffirm any Lease or sublease made subsequent to the Mortgage or subordinated to the lien thereof, to make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Real Property that may seem judicious, in its discretion, to insure and reinsure the same for all risks incidental to Lender’s possession, operation and management thereof and to receive all such rents, income, issues and profits.

ASSIGNMENT OF LEASES AND RENTS

5.    Indemnity. Lender shall not at any time (regardless of any exercise by Lender, or right of Lender to exercise, any powers herein conferred) be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any Leases or rental agreements relating to the Real Property, and Borrower shall and does hereby agree to indemnify and hold Lender harmless of and from any and all liability, loss or damage which Lender may or might incur under or by reason of (a) any Leases, (b) the assignment thereof, (c) any action taken by Lender or its agents hereunder, unless constituting willful misconduct or gross negligence, or (d) claims and demands which may be asserted against it by reason of any alleged obligations or undertakings on its part to (or to cause Borrower to) perform or discharge any of the terms, covenants or agreements contained in the Leases.

6.    Application of Proceeds. Lender in the exercise of the rights and powers conferred upon it by this Assignment shall have full power to use and apply the rents, income, issues and profits of the Real Property to the payment of or on account of the following, in such order as Lender may determine:

(a)    operating expenses of the Real Property, including costs of management and leasing thereof (including reasonable compensation to Lender and its agents, and lease commissions and other compensation and expenses of seeking and procuring tenants and entering into Leases), establishing any claims for damages, and premiums on insurance hereinabove authorized; it being expressly understood and agreed that Lender in the exercise of such powers may so pay any claims purporting to be for any operating expenses of the Real Property, without inquiry into, and without respect to, the validity thereof and whether such claims are in fact for operating expenses of the Real Property;

(b)    taxes and special assessments now due or which may hereafter become due on the Real Property;

(c)    the costs of all repairs, decorating, renewals, replacements, alterations, additions, or betterments, and improvements of the Real Property, including, without limitation, the cost from time to time of installing or replacing such fixtures, furnishings and equipment therein, and of placing the Real Property in such condition as will, in the reasonable judgment of Lender, make it readily rentable;

(d)    any indebtedness secured or guaranteed by the Mortgage or any deficiency which may result from any foreclosure sale.

7.    Occurrence of Default. Although it is the intention of the parties that this assignment is a present assignment, Lender shall not exercise any of the rights and powers conferred upon it herein, and Borrower shall have the exclusive right to enter into all Leases and to collect and receive all rents and other payments under the Leases, until and unless there shall occur an Event of Default, as defined in and under the Loan Agreement, the Note, the Mortgage or the other Loan Documents, in each instance after any applicable grace periods shall have expired. Nothing herein contained shall be deemed to affect or impair any rights which Lender may have under the Note, the Mortgage or other Loan Documents or to affect the impression of a trust upon funds received by a trustee in the manner provided for in Paragraph 1 above.

8.    Instruction to Tenants. Borrower further specifically and irrevocably authorizes and instructs each and every present and future tenant or tenant under any Lease of the whole or any part of the Real Property to pay all unpaid rental agreed upon in any Lease or other agreement for occupancy of any part of the Real Property to Lender upon receipt of demand from Lender so to pay the same, without any inquiry as to whether or not said demand is made in compliance with the immediately preceding paragraph hereof. Lender has not received or been transferred any security deposit with respect to any Lease, and assumes no responsibility for any such security deposit until such time such security deposit (specified as such with specific reference to the Lease pursuant to which deposited) may be transferred to Lender and accepted by Lender by notice to the tenant under said Lease.

ASSIGNMENT OF LEASES AND RENTS

9.    Election of Remedies. The provisions set forth in this Assignment shall be deemed a special remedy given to Lender, and shall not be deemed exclusive of any of the remedies granted in the Note, the Mortgage or other Loan Documents but shall be deemed an additional remedy and shall be cumulative with the remedies therein and elsewhere granted Lender, all of which remedies shall be enforceable concurrently or successively. No exercise by Lender of any of its rights hereunder shall cure, waive or affect any default hereunder or default under the Note, the Mortgage on the other Loan Documents. No inaction or partial exercise of rights by Lender shall be construed as a waiver of any of its rights and remedies, and no waiver by Lender of any such rights and remedies shall be construed as a waiver by Lender of any of its other rights and remedies.

10.    Continual Effectiveness. No judgment or decree which may be entered on any debt secured or intended to be secured by Lender shall operate to abrogate or lessen the effect of this instrument, but that the same shall continue in full force and effect until the payment, discharge and performance of any and all indebtedness and obligations evidenced by the Note or secured or guaranteed by the Mortgage or other Loan Documents, in whatever form, and until all bills incurred by virtue of the authority herein contained have been fully paid out of rents, income, issues and profits of the Real Property, or by Borrower, or until such earlier time as this instrument may be voluntarily released. This instrument shall also remain in full force and effect during the pendency of any foreclosure proceedings or of the enforcement of any other right or remedy of Lender, both before and after sale, until the issuance of a deed pursuant to a foreclosure decree or sale, unless all indebtedness secured or guaranteed by the Mortgage is fully satisfied before the expiration of any period of redemption.

11.    Notices. Any notice, demand or other communication which any party hereto may desire or may be required to give to any other party shall be in writing, and shall be deemed given when delivered in accordance with the Loan Agreement.

12.    Binding Agreements. This Assignment and all provisions hereof shall be binding upon Borrower, its successors and assigns, and all other persons or entities claiming under or through them, or any of them, and the word “Borrower,” when used herein, shall include all such persons and entities and any others liable for the payment of the indebtedness secured hereby or any part thereof, whether or not they have executed the Note or this Assignment. The word “Lender,” when used herein, shall include Lender’s successors, assigns, and legal representatives, including all other holders, from time to time, of the Note.

13.    Governing Law; Interpretation. This Assignment shall be governed by the internal substantive laws of the State of Missouri (without regard to its conflicts-of-law principles). Wherever possible each provision of this Assignment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment. Time is of the essence of this Assignment.

14.    Miscellaneous. Neither this Assignment nor any provision hereof may be amended, modified, waived, discharged or terminated orally. The Section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Assignment. As used in this Assignment, the singular shall include the plural and the plural shall include the singular, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires.

[Remainder of page intentionally blank. Signature page follows.]

ASSIGNMENT OF LEASES AND RENTS

IN WITNESS WHEREOF, the undersigned have caused this Assignment to be executed as of the day and year first above written.

GRANTOR:

VirTra, Inc.,
a Nevada for profit corporation

By:	/s/ Alanna Boudreau
Name: Alanna Boudreau
Title: CFO

STATE OF Florida	)
) SS.
COUNTY OF Seminole	)

On this 22nd day of May, 2026, before me appeared Alanna Boudreau, CFO of VirTra, a Nevada for profit corporation, known to me to be the person who executed the within instrument on behalf of said corporation and acknowledged to me that they executed the same for the purposes therein stated.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid on the day and year first above written.

/s/
Notary Public

My Commission Expires:

ASSIGNMENT OF LEASES AND RENTS